Company Financial Information (Parent Corporation)	12 Months Ended
Dec. 31, 2017
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Company Financial Information (Parent Corporation)
Company financial information (Parent Corporation)

In connection with our single point of entry resolution strategy, we have established an IHC to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In the second quarter of 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement required the Parent to transfer $10.4 billion of intercompany loans and $5.6 billion of cash to the IHC, and requires the Parent to continue to transfer cash and other liquid financial assets to the IHC, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. In connection with the initial transfer, the IHC issued $16.0 billion of unsecured subordinated funding notes to the Parent. The IHC has also provided the Parent with a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected liquidity resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2017, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2017, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $6.2 billion, without the need for a regulatory waiver. In addition, at Dec. 31, 2017, non-bank subsidiaries of the Parent had liquid assets of approximately $1.4 billion.

The bank subsidiaries declared dividends of $1.3 billion in 2017, $160 million in 2016 and $182 million in 2015. The Federal Reserve and the OCC have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s instructions for the 2018 CCAR provided that, for large BHCs like us, dividend payout ratios exceeding 30% of after-tax net income would receive particularly close scrutiny.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet, for each quarter throughout the nine-quarter planning horizon covered by the capital plan, all minimum regulatory capital ratios under applicable capital rules as in effect for that quarter on a pro forma basis under the base case and stressed scenarios (including a severely adverse scenario provided by the Federal Reserve). The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, RWAs and other measures under Basel III under an identified scenario. In June 2017, BNY Mellon received confirmation that the Federal Reserve did not object to its 2017 capital plan. The board of directors subsequently approved the repurchase of up to $2.6 billion worth of common stock over a four-quarter period beginning in the third quarter of 2017 and continuing through the second quarter of 2018. This new share repurchase plan replaces all previously authorized share repurchase plans.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $5.6 billion and $6.0 billion for the years 2017 and 2016, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The condensed financial statements of the Parent include the accounts of the Parent; Mellon Funding Corporation and MIPA, LLC, a single-member limited liability company, created to hold and administer corporate-owned life insurance. Financial data for the Parent, the financing subsidiary and the single-member limited liability company are combined for financial reporting purposes because of the limited function of these entities and the unconditional guarantee by BNY Mellon of their obligations.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2017	2016	2015
Dividends from bank subsidiaries	$1,405	$125	$145
Dividends from nonbank subsidiaries	382	798	207
Interest revenue from bank subsidiaries	25	70	68
Interest revenue from nonbank subsidiaries	171	121	91
Gain on securities held for sale	—	—	3
Other revenue	67	39	25
Total revenue	2,050	1,153	539
Interest (including, $73, $88, $69, to subsidiaries, respectively)	663	427	288
Other expense	254	262	64
Total expense	917	689	352
Income before income taxes and equity in undistributed net income of subsidiaries	1,133	464	187
(Benefit) for income taxes	(526)	(333)	(98)
Equity in undistributed net income:
Bank subsidiaries	1,524	2,474	2,004
Nonbank subsidiaries	907	276	869
Net income	4,090	3,547	3,158
Preferred stock dividends	(175)	(122)	(105)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$3,915	$3,425	$3,053
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2017	2016
Assets:
Cash and due from banks	$1,301	$9,117
Securities	40	1,693
Loans, net of allowance	—	7
Investment in and advances to subsidiaries and associated companies:
Banks	32,967	32,771
Other	37,660	26,630
Subtotal	70,627	59,401
Corporate-owned life insurance	756	744
Other assets	1,135	885
Total assets	$73,859	$71,847
Liabilities:
Deferred compensation	$476	$464
Affiliate borrowings	3,177	7,107
Other liabilities	1,373	1,445
Long-term debt	27,582	24,020
Total liabilities	32,608	33,036
Shareholders’ equity	41,251	38,811
Total liabilities and shareholders’ equity	$73,859	$71,847
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2017	2016	2015
Operating activities:
Net income	$4,090	$3,547	$3,158
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Equity in undistributed net (income) of subsidiaries	(2,431)	(2,750)	(2,873)
Change in accrued interest receivable	(6)	2	(4)
Change in accrued interest payable	42	4	15
Change in taxes payable (a)	(600)	452	132
Other, net	38	(31)	66
Net cash provided by operating activities	1,133	1,224	494
Investing activities:
Purchases of securities	(991)	(1,739)	—
Proceeds from sales of securities	2,729	—	3
Change in loans	7	13	56
Acquisitions of, investments in, and advances to subsidiaries (b)	(7,208)	(317)	(358)
Other, net	—	—	14
Net cash (used for) investing activities	(5,463)	(2,043)	(285)
Financing activities:
Proceeds from issuance of long-term debt	4,738	6,229	4,986
Repayments of long-term debt	(997)	(2,700)	(3,650)
Change in advances from subsidiaries	(3,930)	(1,136)	2,123
Issuance of common stock	465	465	352
Treasury stock acquired	(2,686)	(2,398)	(2,355)
Issuance of preferred stock	—	990	990
Cash dividends paid	(1,076)	(900)	(865)
Tax benefit realized on share-based payment awards	—	3	76
Net cash (used for) provided by financing activities	(3,486)	553	1,657
Change in cash and due from banks	(7,816)	(266)	1,866
Cash and due from banks at beginning of year	9,117	9,383	7,517
Cash and due from banks at end of year	$1,301	$9,117	$9,383
Supplemental disclosures
Interest paid	$705	$409	$302
Income taxes paid	61	1	158
Income taxes refunded	15	12	103

(a)	Includes payments received from subsidiaries for taxes of $189 million in 2017, $189 million in 2016 and $24 million in 2015.

(b)	Includes $10,296 million of cash outflows, net of $3,088 million of cash inflows in 2017.